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                                                                    Exhibit 10.2

                             Household International
                         Corporate Executive Bonus Plan


Summary

The Household International Executive Bonus Plan is a short-term, annual incentive plan. The purpose of the annual bonus is to place a significant part of pay at risk and reward executives for the achievements of individual, business unit and corporate financial and operational goals. Performance goals and award opportunities will be communicated to plan participants at the beginning of each calendar year.

Participation

Participation in the Plan will be restricted to key line and staff executives. For purposes of the Plan, participants will be divided into groups. (See attached list).

Any changes in the group of executives participating in the Plan will be made by the Chief Executive Officer, subject to the approval of the Compensation Committee in the case of any participant whose base salary must be determined by the Committee.

Level of Awards

The corporate measurement of performance will include a combination of key measures such as, but not limited to: expense growth, earnings per share, efficiency ratio, return on equity, core receivables growth, revenue growth, equity to managed assets ratio and products per customer ratio. Household's performance will be measured against pre-established minimum, target and maximum levels.

Individual performance is also measured and the percentage attributed to any particular performance objective varies by executive and may change from year-to-year as circumstances warrant. Management may reduce bonus awards in light of overall business conditions or other exceptional circumstances.

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Target/Maximum Awards

Target awards will be paid for fully satisfactory financial and individual performance in a given year. The target award percentage for each group will approximate the guideline percentage shown below of the executive's base salary at the end of the plan year.

                 Guideline % of Annual Base Salary Determined by

      Group                       Target Bonus                  Maximum Bonus
      -----------------------------------------------------------------------
                A                     100%                          200%
                B                      85%                          150%
                C                      75%                          150%
                D                    $62,500                      $125,000
                E                      60%                          120%
                F                      60%                           90%
                G                      55%                          100%
                H                      50%                          150%
                I                      50%                          125%
                J                      50%                          100%
                K                      50%                           80%
                L                      40%                           80%
                M                    $40,000                       $80,000
                N                      40%                           60%
                O                    $37,500                       $93,750
                P                      30%                           60%
                Q                      30%                           50%
                R                      25%                           50%
                S                      20%                           50%
                T                      20%                           40%
                U                      20%                           30%


     Detailed information relating to the assignment and weighing of goals is available by individual and is maintained by the business unit and/or corporate.

Determination of Awards
-----------------------

A.   Financial Performance Awards

     A portion of each executive's annual bonus will be determined by meeting specific financial performance objectives. An award will be paid out if achieved results are at the pre-established minimum, target or maximum financial results levels.

                                       2

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B.   Individual Performance Awards

     Early in each plan year, goals for individual performance for that year will be established for each participant. The goals should require the level of performance that is expected of a fully satisfactory incumbent and must be agreed to by the immediate superior. The Compensation Committee of the Board of Directors must approve the goals for those executives whose salaries are determined by the Committee. These goals will be the primary criteria for measuring individual performance and determining the individual performance portion of the bonus for that year.

     The Chief Executive Officer will recommend the awards for participants whose salaries are determined by the Compensation Committee of the Board of Directors. The Compensation Committee will then determine the awards for all such participants.

     The Chief Executive Officer will determine the awards for all participants whose salaries are not determined by the Compensation Committee. The CEO's direct reports, in consultation with their appropriate subordinates, will recommend to the Chief Executive Officer the awards for all other participants.

Payment of Awards

Awards will be paid as soon as practical at the end of the plan period, subject to all required tax withholdings. Awards may be paid in cash, shares of Household common stock, or some combination thereof. Neither eligible participation in the plan, nor award payments thereunder shall guarantee an employee, any right to continued employment. The plan does not give any employee right or claim to an award under the program. Management reserves the right to change or discontinue the plan at any time.

Administrative Matters

A.   Promotions/New Plan Participants

     Normally awards will be pro-rated according to the portion of the plan year that an incumbent is eligible for the bonus.

B.   Effect on Benefits

     Payments made under this plan shall be included in an employee's income for purposes of determining pension benefits, life insurance, long-term disability, and participation in the TRIP plan.

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C.   Termination of Employment

     Normally awards will be pro-rated in the case of death, permanent and total disability, or retirement under one of the Corporation's pension plans during a plan year. If a participant terminates employment for any other reason prior to the last working day of a plan year, he will normally forfeit any right to an award for the plan year.

                            The Goal Setting Process

Before the beginning of the plan year, the manager and subordinate will meet in a goal setting session. The purpose of the session is to discuss areas where goals will be established and agree on their priority and establish the number of points that will be earned based upon various levels of achievement during the plan period.

                    Preparation for the Goal Setting Meeting

To prepare for the goal setting session with the bonus eligible subordinate, the manager should have a clear idea of function or department goals and objectives for the plan year, priorities for the subordinate's unit or area, and three or four possible objectives to suggest as appropriate. During the session, the manager's role will be to direct the discussion and ensure that its results are jointly understood.

The subordinate will prepare for the session by establishing a list of priorities for the unit or area during the plan year, and developing four to eight potential goals for discussion. The subordinate's role during the session will be to actively discuss goals and expected levels of achievement with the manager. This is to ensure that the final agreement is realistic and achievable and that there is a clear understanding of expected performance and the amount of bonus associated with various levels of achievement.

                          Guidelines for Setting Goals

For the purpose of establishing goals for the plan year, the following criteria should apply:

     . Goals should be consistent and supportive of goals reflected in the Company's strategic business plans.

     . Goals should be primarily job or task oriented. They must be realistic and achievable yet challenging with built in "stretch" to test individual capabilities. They should clearly specify action, tasks or results to be accomplished as well as a clear understanding of how the accomplishment will be evaluated.

     . Goals must be understood and agreed to by both the manager and the subordinate.

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Setting goals for staff positions is somewhat more difficult than for line-type positions because staff performance is usually not measured numerically and rarely lends itself to quantitative measurement. Staff responsibilities tend to be contributory, interpretive and are more easily measured qualitatively. Frequently, the goals may include completion of specific projects. Non-quantitative goals should clearly state the criteria that will be used for evaluating successful achievement.

The results of the goal setting process will be documented in the format of the Executive Bonus Plan Goal Setting Form and approved by the appropriate level of management.

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Group A - 100% / 200%
---------------------
Director Personal Banking
Group Director Business Development
Group Director Strategic Acquisitions
Managing Director CEO HAF
Managing Director Consumer Finance Sales
Managing Director HFS
Regional General Manager
Vice President National Sales Director

Group B - 85% / 150%
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Managing Director-CEO-Canada

Group C - 75% / 150%
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Director Consumer & Dealer Business Development
Managing Director Operations

Group D - $62,500 / $125,000
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Director Recovery Services-Backend
Vice President Collections
Vice President Consumer Collections (Tampa)

Group E - 60% / 120%
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Group Diector Business Development & Marketing
Group Director New Business & Client Relations

Group F - 60% / 90%
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Director of Operations UK

Group G - 55% / 100%
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Vice President Affiliated Sales

Group H - 50% / 150%
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National Director Business Development & Client Relations

Group I - 50% / 125%
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Managing Director
National Sales Director

Group J - 50% / 100%
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Chief Credit Policy Officer
Chief Operating Officer
Director Branch Operations
Director Sales HH Direct
Director Strategic Partnership
Division General Manager
Group Director Sales
Managing Director Equipment Finance
Managing Director Operations
National Director Sales Finance
President - Decision One
Regional Director Sales
Senior Vice President Finance
Senior Vice President Loan Production
Senior Vice President Operations

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Senior Vice President Portfolio Marketing
Senior Vice President Real Estate Asset Management
Senior Vice President Secondary Marketing
Vice President Applications Systems
Vice President Marketing
Vice President Portfolio Acquisitions & Secondary Marketing
Vice President Strategic Sales

Group K - 50% / 80%
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Deputy Managing Director-COO (HRS)

Group L - 40% / 80%
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Chief Financial Officer Canada
Director HFC Wholesale Sales
Director of Operations, IRES
Director Wholesale Acquisitions & Servicing
Group Director Sales & Telemarketing
Managing Director-Controller HI
Vice President Business Development
Vice President Corporate Finance
Vice President Default Services
Vice President Flow Volume & Special Customer Relations
Vice President Taxes
Vice President Treasurer
Vice President Wholesale Servicing

Group M - $40,000 / $80,000
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Director Collections
Director Collections Affiliates
Vice President External Collections-HRSC

Group N - 40% / 60%
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Assistant General Counsel-Litigation
Chief Financial & Credit Policy Officer
Chief Financial Officer
Director Marketing & Risk
Director Portfolio Management
Director RE Lending
Director Strategic Initiatives
Group Director Asset Management
Group Director Collections
Group Director Credit Operations & Loan Servicing
Group Director Customer Service
Group Director Marketing
Group Director Operation
Group Director Risk Control
Group Director Risk Management
Group General Counsel
Managing Director/Chief Financial Officer
Managing Director Commercial Finance
Managing Director Credit Policy & Risk Control
Managing Director Insurance
Managing Director Networked Systems
Managing Director of Marketing (HCS)



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Managing Director Strategic Initiatives & Partnership Alliances
National Director e-Commerce & Enhancement Services
National Director Financial Control
National Director Marketing
Vice President Applications Systems
Vice President Chief Financial Officer-HTS
Vice President Compensation & HR Administration
Vice President Corporate Communications
Vice President Corporate Law & Assistant Secretary
Vice President Credit Policy
Vice President Data Center Operations
Vice President Government Relations
Vice President Human Resources
Vice President Money & Capital Markets
Vice President Portfolio Analysis & Customer Management

Group O - $37,500 / $93,750
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Vice President Credit Services

Group P - 30% / 60%
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Assistant Controller
Chief Financial Officer
Director Retail Sales
National Director Customer Service

Group Q - 30% / 50%
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Assistant Controller-Accounting Policy
Assistant General Counsel Employee Relations
Chief Financial Officer/Director Financial Control
Chief Financial Officer-UK
Director Asset Backed Financing
Director Asset Recovery
Director e-Commerce
Director Fraud Operations
Director Processing Services
Director Processing Services-Canada
Director Retail & Affinity-UK
Director Sales Support/MIS
Director/Special Project Consultant
Director Strategic Partnerships HHD

General Counsel Group
Director Business Analysis
Group Director Customer Relations Management
Group Director e-Business
Group Director e-Business Operations
Group Director Financial Strategy & Analysis
Group Director HCS Marketing
Group Director Information Management
Group Director Profitability
National Director Credit Policy, Pricing, Profitability
National Director Customer Relations
Vice President Audit
Vice President Corporate Property Management
Vice President Finance & Administration
Vice President Items Processing

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Vice President Portfolio Management
Vice President Specialty Finance

Group R - 25% / 50%
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Director Credit Policy (#1)
Director Project Control
Group Director ARM

Group S - F20% / 50%
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Director Credit Policy Administration
Director Customer Care
Director REN Risk Control

Group T - 20% / 40%
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Controller
Controller-HCS
Director ALM
Director Commercial Operations
Director Corporate Investigations Management
Director Corporate Security Management
Director Credit Operations
Director Credit Policy (#2)
Director Dealer Operations
Director Insurance Taxation & Counsel
Director Portfolio Acquisitions
Director Product Development
Director Strategy & Development
Director Tax Planning & Tax Counsel
General Counsel
Group Director Business Performance
Group Director Human Resources
Group Director Marketing
Group Director Marketing Strategy
Group Director Operations/COO
Vice President Benefits Administration & Policy
Vice President Consumer Lending Practices
Vice President Data Architecture & System
Vice President Distributed Systems
Vice President HFC Operation Support
Vice President Networked Systems
Vice President Records Administration
Vice President T&D and Communications

Group U - 20% / 30%
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Actuarial Director
Assistant to the Chief Information Officer
Channel Architect
Controller
Controller-HRS USA
Director Business Planning CWT
Director Business Strategies & Analysis
Director Business Systems
Director Business Treasury
Director Business Unit Accounting
Director Cash Operations


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Director Channel Technology Integration
Director Communication & Distributed Services
Director Compliance Administration
Director Consumer Services
Director Corporate & Treasury Accounting
Director Corporate Purchasing
Director CPA
Director Credit Risk
Director Customer Information
Director Customer Service
Director Data Center Operations
Director e-Commerce Strategy
Director e-House Controller
Director Federal & State Tax Compliance
Director Federal Tax Audit
Director Financial Business Analysis
Director Government Relations
Director Government. Relation. & Regulation. Issues
Director HFC Policy & Compliance Support
Director HR Data Management & Call Center
Director Human Resources
Director Information & Decision Analysis
Director Intercorporate Risk & Compliance
Director Investor Relations
Director Item Processing
Director Law & Compliance
Director Management Reporting & Analysis
Director Marketing
Director Marketing Communication
Director Operational Services
Director Operations Support
Director Product Development & Marketing
Director Reconciliation & Financial Information Systems
Director Sales Support & MIS
Director Servicing
Director Special Project Consultant
Director Strategic Alliance
Director Technology & Planning
Group Director Credit Operations
Group Director Customer Service
Group Director Human Resources
National Quality Assurance Manager
Special Project Consultant B
Treasurer
Vice President Facilities
Vice President  Financial Control
Vice President Government Relations & Public Affairs
Vice President Insurance & Risk Finance
Vice President Technical Services





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